Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt

11. Long-Term Debt

The following table summarizes our long-term debt for the periods presented:

	As of December 31,
	2011	2010
Revolver – variable rate of 2.8% and 2.9% at December 31, 2011 and 2010	$541,000	$408,000
Senior notes – fixed rate of 8.25%	300,000	300,000

Total debt	841,000	708,000
Less: Current maturities	—	—

Total long-term debt	$841,000	$708,000

We capitalized interest costs amounting to $3.3 million and $0.4 million in the years ended December 31, 2011 and 2010 related to the construction of natural gas gathering systems and processing plants.

Revolver

On April 19, 2011, we entered into the first amendment to the amended and restated secured credit agreement increasing our borrowing capacity under the Revolver from $850 million to $1.0 billion and extending the maturity date to April 19, 2016. We have an option to increase the commitments under the Revolver by up to an additional $200 million, to a total of $1.2 billion, upon receipt of commitments from one or more lenders. The amendment did not change the collateral provisions of the Revolver which is secured by substantially all of our assets, including recent acquisitions. The interest rate under the Revolver fluctuates based on the ratio of our total indebtedness-to-EBITDA. Interest is payable at the base rate plus an applicable margin ranging from 0.75% to 1.75% if we select the base rate indebtedness option under the Revolver or at a rate derived from LIBOR plus an applicable margin ranging from 1.75% to 2.75% if we select the LIBOR-based indebtedness option. We incurred $3.7 million of debt issuance costs related to this amendment. As of December 31, 2011, net of outstanding indebtedness of $541 million, we had remaining borrowing capacity of $459 million on the Revolver. The weighted average interest rate on borrowings outstanding under the Revolver during the year ended December 31, 2011 was approximately 2.7%. We do not have a public rating for the Revolver. As of December 31, 2011, we were in compliance with all of our covenants under the Revolver.

Senior Notes

In April 2010, we sold $300.0 million of senior notes due on April 15, 2018 with an annual interest rate of 8.25% (“Senior Notes), which is payable semi-annually in arrears on April 15 and October 15 of each year. The Senior Notes were sold at par, equating to an effective yield to maturity of approximately 8.25%. The net proceeds from the sale of the Senior Notes of approximately $292.6 million, after deducting fees and expenses of approximately $7.4 million, were used to repay borrowings under the Revolver. The Senior Notes are senior to any subordinated indebtedness, and are effectively subordinated to all of our secured indebtedness including the Revolver to the extent of the collateral securing that indebtedness. The obligations under the Senior Notes are fully and unconditionally guaranteed by our current and future subsidiaries, which are also guarantors under the Revolver.

Debt Maturities

The following table sets forth the aggregate maturities of the principal amounts of long-term debt for the next five years and thereafter:

Year	Aggregate Maturities Principal Amounts
2012	$—
2013	—
2014	—
2015	—
2016	541,000
Thereafter	300,000

Total debt, including current maturities	$841,000